             SIXTH AMENDMENT TO CREDIT AGREEMENT AND REVOLVING NOTE

This Sixth Amendment to Credit  Agreement (the  "Amendment") is made as of March
27, 2000, between ENERGY WEST INCORPORATED,  a Montana corporation  ("Borrower")
and U.S.  BANK  NATIONAL  ASSOCIATION  MT,  f/k/a First Bank  Montana,  National
Association, a national banking association (the "Bank").

WHEREAS,

i.   Borrower and Bank entered into a Credit  Agreement dated as of February 12,
     1997,  as amended by a First  Amendment to Credit  Agreement  and Revolving
     Note dated March 5, 1998,  a Second  Amendment  to Credit  Agreement  dated
     March 16, 1998, a Third  Amendment to Credit  Agreement  dated  January 21,
     1999, a Fourth Amendment to Credit Agreement and Revolving Note dated March
     25, 1999,  and a Fifth  Amendment to Credit  Agreement and  Revolving  Note
     dated December 6, 1999, pursuant to which Bank made available to Borrower a
     Revolving Commitment in the amount of $11,000,000 (the "Credit Agreement");

ii   Bank's  commitment  to make loans under the Credit  Agreement and Revolving
     Note (defined below) expired January 5, 2000;

iii. Borrower has requested  that the Credit  Agreement  and  Revolving  Note be amended  to extend  Bank's  commitment  to make loans  under the  Revolving
     Commitment as described in the Credit Agreement to January 5, 2001; and

iv.  Bank is  willing  to take such  action  upon and  subject  to the terms and conditions in this Amendment.

NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants contained herein, Borrower and Bank agree as follows:

1.   Definitions.  Capitalized terms used herein and in the recitals hereto, but not defined herein or therein,  shall have the meanings given them in the Credit
Agreement.

2.   Amendment to Credit Agreement. The Credit Agreement is amended as follows:

          (a)  Section  2.1 is amended by  changing  the date  "January 5, 2000"
wherever it appears to the date "January 5, 2001".

3.   Representations  and  Warranties.  Borrower  hereby  remakes  each  of  the representations  and warranties  contained in Article IV of the Credit Agreement as of the date of this  Amendment,  as if made in connection with this Amendment and the Credit  Agreement,  except that for purposes  hereof the  references  in
Section 4.2 of the Credit Agreement to financial statements dated as of or as at certain  dates shall be deemed to be  references  to the  audited and  unaudited financial statements of Borrower most recently delivered to Bank.

4.   Conditions  Precedent.  The  foregoing  amendments  shall not be  effective until:

          (i)  Borrower  has  delivered  to Bank this  Amendment  and such other documents a Bank may require each duly  executed in form  satisfactory  to Bank.
The delivery of such documents shall  constitute  Borrower's  representation  to
Bank that Borrower is not in default under the Credit Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both,  would  become an event of  default,  has  occurred;  and Bank may request a certificate of an officer of Borrower stating the foregoing.

5.   Entire  Agreement.  This  Amendment and the Credit  Agreement and the other documents  executed in connection  herewith or therewith and the other documents delivered in connection  herewith and therewith  contain the entire agreement of the  parties  concerning  the subject  matter  hereof and  thereof.  No promise, representation  or  understanding  which  is not  expressly  set  forth  in,  or incorporated  into,  either the Credit  Agreement or this Amendment or the other documents  executed in connection  with the Credit  Agreement or this  Amendment shall be enforceable by either party.

6.   Effectiveness.  The Revolving  Commitment described in the Credit Agreement shall  continue to be governed  by and subject to all of the  provisions  of the
Credit Agreement as amended hereby and any amounts  presently  outstanding under the Revolving Commitment shall continue to be outstanding. The Credit Agreement, as amended  hereby,  remains in full force and effect and is hereby ratified and confirmed.  Any reference to "this  Agreement" or "the Credit  Agreement" in the
Credit  Agreement  or in any  promissory  note,  guaranty,  or other  instrument relating  to the  Credit  Agreement  is deemed to be a  reference  to the Credit
Agreement as amended hereby.

IN WITNESS WHEREOF,  Borrower and Bank have caused this Amendment to be executed the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION MT, f/k/a First Bank Montana,
National Association

By:  /s/ Robert A. Butcher
    --------------------------------
Title:  Senior Vice President

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
    --------------------------------
Title:  Chief Financial Officer

The undersigned  Guarantors of the Revolving  Commitment described in the Credit
Agreement  hereby  acknowledge  and  consent to this Sixth  Amendment  to Credit
Agreement  and  hereby  ratify  and  confirm  that the  Guaranty  Agreement  the undersigned  executed  dated as of  February  12,  1997 in  connection  with the
Revolving  Commitment and the Credit Agreement  remains in full force and effect with  respect to the  Revolving  Commitment  and the Credit  Agreement as hereby amended.

GUARANTORS:

ENERGY WEST PROPANE, INC., f/k/a            ENERGY WEST DEVELOPMENT, INC.,
Rocky Mountain Fuels, Inc.                  f/k/a Montana Sun, Inc.

By:  /s/ Edward J. Bernica                 By:  /s/ Edward J. Bernica
    --------------------------------            --------------------------------
Title:  Chief Financial Officer             Title:  Chief Financial Officer

ENERGY WEST RESOURCES, INC.

By:  /s/ Edward J. Bernica
    --------------------------------
Title:  Chief Financial Officer

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